EXHIBIT 10.55


                           THIRD AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                      AMONG


                                 F.I.R.C., INC.,
                                   AS BORROWER


                               NATIONSBANK, N.A.,
                       INDIVIDUALLY AS BANK AND AS AGENT,


                                       AND


                      THE FINANCIAL INSTITUTIONS PARTIES TO
                              THE CREDIT AGREEMENT,
                                    AS BANKS



                          Dated as of January 25, 1999
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      THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "THIRD
AMENDMENT"), dated as of January 25, 1999 (the "EFFECTIVE DATE"), is entered into by and among F.I.R.C., INC., a Delaware corporation (the "BORROWER"), NATIONSBANK, N.A., a national banking association (as successor in interest to NationsBank of Texas, N.A.), individually and as administrative agent for the Banks (in its capacity as administrative agent, the "AGENT"), and the financial institutions now or hereafter a party to the Credit Agreement (defined below) (the "BANKS").


                               W I T N E S S E T H

      WHEREAS, the Borrower, the Agent, and the Banks made and entered into that certain Amended and Restated Credit Agreement dated as of October 30, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of January 31, 1997, and that certain Second Amendment to Amended and Restated Credit Agreement, dated effective as of April 30, 1997 (as amended, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to make certain loans to and for the account of the Borrower;

      WHEREAS, the Borrower has requested an amendment of, and the Agent and the Banks have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 DEFINED TERMS. All capitalized terms that are defined in the Credit Agreement, but that are not defined in this Third Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

      Section 2.01 DEFINITION OF COMMITMENT. The definition of "COMMITMENT" is amended hereby to delete the amount "$55,000,000" and to insert the amount "$65,000,000" in lieu thereof.

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      Section 2.02 AMENDMENT TO SECTION 8.01(K). Section 8.01(k) of the Credit
Agreement is amended hereby to delete the amount "$50,000" and to insert the amount "$200,000" in lieu thereof.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

      Section 3.01 CONDITIONS PRECEDENT. The obligation of the Banks to enter into this Third Amendment is subject to the satisfaction of the following conditions, each of which shall be satisfactory to the Agent in form and substance:

            (a) LOAN DOCUMENTS. The Agent and each Bank shall have received multiple counterparts, as requested, of this Third Amendment, executed and delivered by a duly authorized officer of each party hereto.

            (b)   NOTES.

                  (i) The Borrower shall have executed and delivered Notes, substantially in the form of Exhibit F to the Credit Agreement, payable to the order of (A) NationsBank, N.A., in the principal amount of $30,000,000, and (B) First Union National Bank, in the principal amount of $20,000,000.

                  (ii) NationsBank, N.A. shall have surrendered to the Agent for cancellation (and subsequent delivery to the Borrower) the Amended and Restated Facility Note, dated July 18, 1997, payable by the Borrower to the order of NationsBank of Texas, N.A., in the original principal amount of $25,000,000.

                  (iii) First Union National Bank shall have surrendered to the Agent for cancellation (and subsequent delivery to the Borrower) the Amended and Restated Facility Note, dated August 12, 1998, payable by the Borrower to the order of First Union National Bank, in the original principal amount of $15,000,000.

            (c) CORPORATE AUTHORITY. The Agent will have received copies of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Credit Agreement as amended by this Third Amendment, accompanied by an original certificate of the Secretary or Assistant Secretary of the Borrower that such resolutions are true, correct, and complete copies of resolutions duly adopted by the Board of Directors and that such resolutions have not been modified, rescinded, or revoked, and further certifying as to the incumbency and signature of the officers of the Borrower executing this Third Amendment and as to the fact that the articles of incorporation and by-laws of the Borrower have not changed from those furnished pursuant to Section 4.01(g) of the Credit Agreement.


                      [THIRD AMENDMENT -- Signature Page 2]

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            (d) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date of this Third Amendment.

            (e) COMPLIANCE CERTIFICATE. A compliance certificate, which shall be true and correct in the form of Exhibit B to the Credit Agreement, duly and properly executed by an authorized officer of the Borrower on behalf of the Borrower, dated as of the last Business Day of the calendar month immediately preceding the Effective Date.

            (f) INSURANCE. The ALPI Insurance shall be in form and substance satisfactory to the Agent, and the Agent shall have been named as an additional insured with respect thereto.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      Section 4.01 REPRESENTATIONS AND WARRANTIES. The Borrower hereby affirms that as of the date of execution and delivery of this Third Amendment all of the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date of this Third Amendment, except (i) as such representations and warranties are modified to give effect to the transactions contemplated by this Third Amendment and (ii) for immaterial deviations.


                                    ARTICLE V

                                  MISCELLANEOUS

      Section 5.01 FULL FORCE AND EFFECT. The Borrower hereby agrees that the provisions of the Credit Agreement and each of the other Loan Documents are, and shall continue to be, in full force and effect as of the Effective Date of this Third Amendment, and are ratified and confirmed in all aspects.

      Section 5.02 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

      Section 5.03 SUCCESSORS AND ASSIGNS. This Third Amendment will be binding upon and inure to the benefit of the Borrower, the Agent, and the Banks, and their permitted successors and assigns, as provided in the Credit Agreement.

      Section 5.04 LIMITATIONS. The amendments and modifications set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan


                      [THIRD AMENDMENT -- Signature Page 3]
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Documents, or any of the other documents referred to therein. In the event of a conflict between this Third Amendment and any of the foregoing documents, the terms of this Third Amendment shall be controlling.

      Section 5.05 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

      Section 5.06 PRIOR OR EXISTING DEFAULTS. Any Default occurring during the period prior to and including the Effective Date of this Third Amendment and continuing shall constitute a Default for all purposes under the Credit Agreement as amended hereby.

      Section 5.07 FINAL AGREEMENT. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      [THIRD AMENDMENT -- Signature Page 4]
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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.


                                          F.I.R.C., INC.


                                          By:  /s/  Bennie H. Duck
                                          Name:  /s/  Bennie H. Duck
                                          Title:  Secretary and Treasurer

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                                          NATIONSBANK, N.A.,
                                                AS AGENT


                                          By:  /s/  Elizabeth Kurilecz
                                          Name: /s/  Elizabeth Kurilecz
                                          Title:  Senior Vice President


                      [THIRD AMENDMENT -- Signature Page 2]
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BANKS                               NATIONSBANK, N.A.


                                          By:  /s/  Elizabeth Kurilecz
                                          Name: /s/  Elizabeth Kurilecz
                                          Title:  Senior Vice President


                      [THIRD AMENDMENT -- Signature Page 3]
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                                          FIRST UNION NATIONAL BANK


                                          By: /s/  Terence P. Begley
                                          Name: /s/  Terence P. Begley
                                          Title:  Senior Vice President


                      [THIRD AMENDMENT -- Signature Page 4]
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                                          WELLS FARGO BANK (TEXAS),
                                          NATIONAL ASSOCIATION


                                          By:  /s/ Jonathan C. Homeyer
                                          Name: /s/  Jonathan C. Homeyer
                                          Title:   Vice President



                      [THIRD AMENDMENT -- Signature Page 5]